Exhibit 10.1

Execution Version

FIRST Amendment TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of April 1, 2020 (the “Amendment Closing Date”) by and among Bacterin International, Inc., a Nevada corporation (“Bacterin”), X-SPINE SYSTEMS, INC., an Ohio corporation (“X-Spine” or the “Additional Delayed Draw Borrower” and, together with Bacterin, the “Borrower”), ROS acquisition offshore lp, a Cayman Islands Exempted Limited Partnership (together with its Affiliates, successors, transferees and assignees, “ROS” and in its capacity as administrative agent, the “Administrative Agent”), ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership (together with its Affiliates, successors, transferees and assignees, “Royalty Opportunities” and together with ROS, each individually a “Lender” and collectively, the “Lenders”), and, in their respective capacities as Guarantors under the Credit Agreement (as defined below), XTANT MEDICAL HOLDINGS, INC., a Delaware corporation (“Holdings”), and XTANT MEDICAL, INC., a Delaware corporation (“Xtant” and, along with Holdings and each Subsidiary thereof, collectively, the “Guarantors”).

WHEREAS, the Borrower, Holdings, Xtant, the Administrative Agent and the Lenders are party to that certain Second Amended and Restated Credit Agreement, dated as of March 29, 2019 (the “Credit Agreement”), pursuant to which (i) the Lenders have extended credit to the Borrower on the terms set forth therein and (ii) each Lender has appointed ROS as the administrative agent for the Lenders;

WHEREAS, effective as of March 24, 2020, Ron Berlin resigned from his position with Holdings and the Borrower and contemporaneously therewith Holdings and the Borrower designated Sean Browne as his replacement and the Administrative Agent approved such replacement, in each case pursuant to and in accordance with Section 9.1.12 of the Credit Agreement (the “Key Person Change”);

WHEREAS, the Borrower and the Administrative Agent wish to confirm that no Default or Event of Default occurred under Section 9.1.12 of the Credit Agreement in respect of the Key Person Change;

WHEREAS, pursuant to Section 11.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by the Borrower and the Administrative Agent (acting on behalf of the Lenders); and

WHEREAS, the Borrower and the Lenders desire to amend certain provisions of the Credit Agreement, in each case, as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2. Confirmation of Approval of Key Person Change. Holdings and the Borrower hereby confirm that effective as of March 24, 2020 (a) Ron Berlin resigned from his position with Holdings and the Borrower and (b) contemporaneously therewith, with immediate effect, Sean Browne was designated as the replacement to Ron Berlin. The Administrative Agent hereby confirms that contemporaneously with the resignation of Ron Berlin and designation of Sean Browne as a replacement, it approved, effective as of March 24, 2020, such replacement pursuant to and in accordance with Section 9.1.12 of the Credit Agreement, and that no Default or Event of Default occurred under Section 9.1.12 of the Credit Agreement as a result of the Key Person Change.

3. Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definition in its entirety:

“Maturity Date” means December 31, 2021.

4. Amendments to Section 3.4. Section 3.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 3.4 Interest Rate.

(a) From and after the Existing Credit Agreement Restatement Date until June 30, 2016:

(i) interest payable in cash by the Borrower shall accrue on the Loans during such period at a rate per annum equal to 9.00%;

(ii) additional interest (“PIK Interest”) shall accrue on the Loans during such period at a rate per annum equal to the difference of (A) the sum of (1) the Applicable Margin plus (2) the higher of (x) the LIBO Rate for such Interest Period and (y) 1.00% minus (B) 9.00%, and such PIK Interest shall be added to the outstanding principal amount of the Loans on the last day of each Fiscal Quarter until July 1, 2016; and

(iii) notwithstanding anything in this Section 3.4(a) to the contrary, from and after the Existing Credit Agreement Restatement Date until March 31, 2016, the Borrower may elect, in its sole discretion and in lieu of interest payments pursuant to Section 3.4(a)(i) and Section 3.4(a)(ii) during such period, by delivering written notice to the Administrative Agent prior to the date on which the first cash interest payment would be payable pursuant to Section 3.4(a)(i) and Section 3.6(c), to have all or any portion (as the Borrower shall so elect) of interest on the Loans accrue on the Loans during such period at a rate per annum equal to the sum of (1) the Applicable Margin plus (2) the higher of (x) the LIBO Rate for such Interest Period and (y) 1.00% (“Optional PIK Interest”), and such Optional PIK Interest shall be added to the outstanding principal amount of the Loans on the last day of each Fiscal Quarter until March 31, 2016.

(b) From and after July 1, 2016 until February 13, 2018, PIK Interest shall accrue on the Loans during such period at a rate per annum equal to the difference of the sum of (1) the Applicable Margin plus (2) the higher of (x) the LIBO Rate for such Interest Period and (y) 1.00%, and such PIK Interest shall be added to the outstanding principal amount of the Loans on the last day of each Fiscal Quarter until December 31, 2017 and on February 14, 2018;

(c) From and after February 14, 2018 until March 31, 2018:

(i) interest payable in cash by the Borrower shall accrue on the Loans during such period at a rate per annum equal to the sum of (1) 10.00% plus (2) the LIBO Rate for such Interest Period; and

(ii) notwithstanding anything in this Section 3.4(c) to the contrary, from and after February 14, 2018 until March 31, 2018, the Borrower may elect, in its sole discretion and in lieu of interest payments pursuant to Section 3.4(c)(i) during such period, by delivering written notice to the Administrative Agent prior to the date on which the first cash interest payment would be payable pursuant to Section 3.4(c)(i) and Section 3.6(c), to have all or any portion (as the Borrower shall so elect) of interest on the Loans accrue on the Loans during such period as Optional PIK Interest at a rate per annum equal to the sum of (1) 12.00% plus (2) the LIBO Rate for such Interest Period, and such Optional PIK Interest shall be added to the outstanding principal amount of the Loans on the last day of the Fiscal Quarter ended March 31, 2018.

(d) From and after April 1, 2018 until June 30, 2018, no interest shall accrue on the Loans during such period.

(e) From and after June 30, 2018 until December 31, 2018, no interest shall accrue on the Loans during such period.

(f) From and after January 1, 2019 until September 30, 2020, no interest shall accrue on the Loans during such period.

(g) From and after October 1, 2020 until the Maturity Date, interest payable in cash by the Borrower shall accrue on the Loans during such period at a rate per annum equal to the sum of (1) 10.00% plus (2) the higher of (x) the LIBO Rate for such Interest Period and (y) 2.3125%.

(h) The interest rate shall be calculated and, if necessary, adjusted for each Interest Period, in each case pursuant to the terms hereof.

(i) All references hereunder to the principal amount of the Loans shall include any PIK Interest or Optional PIK Interest, if any, so added to the principal.

(j) Notwithstanding anything in this Section 3.4 to the contrary, the Borrower may, in its sole discretion, and in lieu of PIK Interest and/or Optional PIK Interest payments pursuant to Sections 3.4(a), (b) or (c), by delivering written notice to the Administrative Agent prior to the date on which any such payment-in-kind interest payment would have been payable pursuant to Section 3.4(a), (b) or (c) and Section 3.6(c), elect to pay such aggregate principal amount of PIK Interest and/or Optional PIK Interest in cash instead of making payment-in-kind, in which case the Borrower shall be required to make such PIK Interest and/or Optional PIK Interest payment in cash at the time such payment-in-kind interest would have been payable pursuant to Section 3.4(a), (b) or (c) and Section 3.6(c).”

5. Amendment to Section 8.4(b). Section 8.4(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) Minimum Revenue Base. The Revenue Base for the periods set forth below shall not be less than the amounts set forth opposite such periods for the periods set forth below:

Testing Period	Minimum Revenue Base
Two Fiscal Quarters ended June 30, 2019	$30,000,000
Three Fiscal Quarters ended September 30, 2019	$45,000,000
Four Fiscal Quarters ended December 31, 2019	$60,000,000
Four Fiscal Quarters ended March 31, 2020	$45,000,000
Four Fiscal Quarters ended June 30, 2020	$45,000,000
Four Fiscal Quarters ended September 30, 2020	$30,000,000
Four Fiscal Quarters ended December 31, 2020	$25,000,000
Four Fiscal Quarters ended March 31, 2021	$30,000,000
Four Fiscal Quarters ended June 30, 2021	$35,000,000
Four Fiscal Quarters ended September 30, 2021	$40,000,000
Four Fiscal Quarters ended December 31, 2021	$45,000,000

”

6. Amendment to Section 9.1.12. Section 9.1.12 of the Credit Amendment is hereby amended by deleting “Ron Berlin” from such Section 9.1.12 and inserting “Sean Browne” in replacement thereof.

7. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon (a) receipt by the Borrower, the Administrative Agent, the Lenders and the Guarantors of a counterpart signature of the others to this Amendment duly executed and delivered by the Borrower, the Lenders, the Administrative Agent and the Guarantors and (b) the issuance by Holdings, on the Amendment Closing Date, of (i) to ROS, a warrant to purchase 1,531,984 shares of common stock of Holdings and (ii) to Royalty Opportunities, a warrant to purchase 868,016 shares of common stock of Holdings, in each case, with an exercise price of $0.01 per share and an expiration date of May 6, 2030.

8. Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent) incurred in connection with the Administrative Agent’s review, consideration and evaluation of this Amendment, including the rights and remedies available to it in connection therewith, and the negotiation, preparation, execution and delivery of this Amendment.

9. Representations and Warranties. The Borrower and the Guarantors represent and warrant to each Lender as follows:

(a) After giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement or any other Loan Document shall, (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects on and as of the date hereof, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date hereof, and except that the representations and warranties limited by their terms to a specific date shall be true and correct as of such date.

(b) Before and after giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred or will occur or be continuing.

10. No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or the Lenders to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

11. Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT, ACTING ON BEHALF OF THE LENDERS, TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER, THE GUARANTORS AND THEIR AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH THEY:

(a) WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b) FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

(c) IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, THE RELEASING PARTIES ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d) THE RELEASING PARTIES COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.

(e) THE RELEASING PARTIES REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

(f) THE RELEASING PARTIES ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

12. Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of such shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf”, “tiff” or similar format) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized.

BACTERIN INTERNATIONAL, INC., as the Borrower

By:	/s/ Sean E. Browne
Name:	Sean E. Browne
Title:	Chief Executive Officer

XTANT MEDICAL HOLDINGS, INC., as a Guarantor

By:	/s/ Sean E. Browne
Name:	Sean E. Browne
Title:	President and Chief Executive Officer

X-SPINE SYSTEMS, INC., as a Guarantor and the Additional Delayed Draw Borrower

By:	/s/ Sean E. Browne
Name:	Sean E. Browne
Title:	Chief Executive Officer

XTANT MEDICAL, INC., as a Guarantor

By:	/s/ Sean E. Browne
Name:	Sean E. Browne
Title:	Chief Executive Officer

Signature Page to First Amendment to Second A&R Credit Agreement

ROS Acquisition Offshore LP, as the Administrative Agent and as a Lender

By OrbiMed Advisors LLC, solely in its
capacity as Investment Manager

By:	/s/ W. Carter Neild
Name:	W. Carter Neild
Title:	Member

ORBIMED ROYALTY OPPORTUNITIES II, LP, as a Lender

By:	OrbiMed ROF II LLC,
its General Partner

By:	OrbiMed Advisors LLC,
its Managing Member

By:	/s/ W. Carter Neild
Name:	W. Carter Neild
Title:	Member

Signature Page to First Amendment to Second A&R Credit Agreement